UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 29, 2010
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
     4(c))

Item 8.01	Other Events

As disclosed on Form 8-K filed October 26, 2010, the Kentucky Public Service Commission issued an order on October 21, 2010 in Delta’s general rate case, Case No. 2010-00116, increasing Delta’s base rates to provide an additional $3,291,000 in annual revenues.  On November 29, 2010, the Kentucky Public Service Commission issued an order amending its October 21, 2010 order to increase the annual revenue increase from $3,291,000 to $3,513,000 and ordering amended base rates to provide for the increased revenues.  All other provisions of the October 21, 2010 order remained the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: November 30, 2010	By:	/s/Glenn R. Jennings
Glenn R. Jennings
Chairman of the Board, President and Chief Executive Officer